UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DNP Select Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    DNP SELECT INCOME FUND INC.                                     Shareholder Services

April 26, 2012

URGENT MATTER

Re: DNP Select Income Fund Inc.

Dear Shareholder,

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the DNP Select Income Fund Inc. This matter pertains to important operating business for the fund.

It is very important that we speak to you regarding this matter. Please call toll-free 1-800-357-9212 extension 7551 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday. We do not require you to provide any account information when calling.

Sincerely,

Frederick M. Bonnell

Managing Director

Shareholder Services

   DNP SELECT INCOME FUND INC.

DNP Select Income Fund Inc.

April 26, 2012

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

As discussed in the proxy statement that we previously mailed to you, the Annual Meeting of Shareholders of DNP Select Income Fund Inc. is scheduled for May 10, 2012. Our records indicate that we have not received your voting instructions. Please take a moment now to cast your vote so that your shares may be represented at the Annual Meeting. Another copy of your ballot(s) has been enclosed. Your vote is critical to the outcome of this Meeting.

Should you have any questions regarding the proposals, please call the toll-free number 1-800-357-9212. The voting options below have been set up for your convenience.

1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card.

2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Annual Meeting on May 10th.

Again, please do not hesitate to call toll-free 1-800-357-9212 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Thank you for your assistance with this important matter.

Sincerely,

T. Brooks Beittel

Secretary